UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 2, 2024
National Storage Affiliates Trust
(Exact name of registrant as specified in its charter)

Maryland	001-37351	46-5053858
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
8400 East Prentice Avenue, 9th Floor
Greenwood Village, Colorado 80111
(Address of principal executive offices)
(720) 630-2600
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Shares of Beneficial Interest, $0.01 par value per share	NSA	New York Stock Exchange
Series A Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $0.01 per share	NSA Pr A	New York Stock Exchange
Series B Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $0.01 per share	NSA Pr B	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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ITEM 5.02.        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 2, 2024, National Storage Affiliates Trust (the “Company”) executed LTIP Unit Award Agreements (the “Internalization Award Agreements”) with certain of the Company’s executive officers with respect to special one-time grants of long-term incentive plan units (“LTIP Units”) in connection with the completion of the Company’s previously disclosed internalization (the “Internalization”) of its former participating regional operators. The compensation, nominating and corporate governance committee of the board of trustees of the Company (the “CNCG Committee”) approved the following one-time transaction awards to recognize the work of certain executive officers in connection with the Internalization:

Recipient	Number of LTIP Units
Tamara Fischer	18,781
David Cramer	37,561
Brandon Togashi	23,302
William Cowan	22,607
Tiffany Kenyon	8,695
The vesting of the LTIP Units will be 40% time-based and 60% percent performance-based. The time-based LTIP Units will vest on December 2, 2026, subject to the conditions set forth in the Internalization Award Agreement for each such executive officer. The performance-based LTIP Units will vest on December 2, 2025, upon the satisfaction of the following metrics, with one-third of the performance-based LTIP Units associated with each metric: (1) achievement of certain predetermined general and administrative expenses savings, (2) transition of operations of the properties managed by the Company’s former participating regional operators onto the Company’s platforms, and (3) successful completion of the Internalization, subject to the conditions set forth in the Internalization Award Agreement for each executive officer.
The foregoing description of the Internalization Award Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Internalization Award Agreement, a copy of which is filed as Exhibit 10.1 to this Form 8-K and is incorporated by reference herein.

Item 9.01.         Financial Statements and Exhibits.
The following exhibits are furnished with this report:

Exhibit Number	Description
10.1	Form of Internalization Award Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL STORAGE AFFILIATES TRUST

By:	/s/ David G. Cramer
David G. Cramer
President and Chief Executive Officer

Date: December 4, 2024